UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                January 10, 2006
                Date of Report (Date of earliest event reported)

                          China Digital Wireless, Inc.
             (Exact name of registrant as specified in its charter)


          Nevada                        333-120431               90-0093373
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

                               429 Guangdong Road
                             Shanghai, China 200001
              (Address of Principal Executive Offices and Zip Code)

                              (011) 86-21-6336-8686
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers


On January 10, 2006, directors Shi Ying, Juchen Li and Yuan Feng of the Board of Directors (the "Board") of China Digital Wireless, Inc. (the "Company"), submitted their resignations as directors of the Company and as members of the Board committees on which they served, effective as of January 10, 2006. These resignations were not due to any disagreements with the Company. On January 10, 2006, the Board accepted these resignations effective as of January 10, 2006.

On January 10, 2006, the Board set the number of directors on the Board at twelve, and elected Mao Wenxing and Zhang Xinpeng to fill the two vacancies on the Board to serve as members of the Board effective as of January 10, 2006, to serve until the next annual meeting of the stockholders and until their successors are elected and qualified. The Board expects Mao Wenxing and Zhang Xinpeng to serve on the Board's Audit Committee as independent directors. Neither Mao Wenxing nor Zhang Xinpeng was elected by the Board pursuant to any arrangements between either or both of them and the Company or any other person. There are no significant transactions between either Mao Wenxing or Zhang Xinpeng, or both of them, and the Company.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.       Description
-----------       -----------

99.1              Letter of Resignation of Shi Ying dated January 10, 2006.

99.2              Letter of Resignation of Juchen Li dated January 10, 2006.

99.3              Letter of Resignation of Yuan Feng dated January 10, 2006.






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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CHINA DIGITAL WIRELESS, INC.


                                           By  /s/ Tai Caihua
                                             -----------------------------------
                                             Tai Caihua
                                             President and Chairman of the Board


Dated: January 11, 2006












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